UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    December 1, 2004

Exact Name of Registrant as Specified
in Charter, State of Incorporation,
Commission	Address of Principal Executive Offices	IRS Employer
File Number	and Telephone Number	Identification No.

1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

1-2198	The Detroit Edison Company	38-0478650
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

1-7310	Michigan Consolidated Gas Company	38-0478040
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Today, December 1, 2004, DTE Energy Company issued a news release concerning Standard & Poor’s Ratings Services credit ratings downgrade of DTE Energy Company and its regulated utility subsidiaries, The Detroit Edison Company and Michigan Consolidated Gas Company.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

     99.1      News Release of DTE Energy Company dated December 1, 2004

Forward-Looking Statements:

This Form 8-K contains “forward-looking statements” that are subject to various assumptions, risks and uncertainties. They should be read in conjunction with the “Forward-Looking Statements” section in each of DTE Energy’s, The Detroit Edison Company’s (“Detroit Edison”) and Michigan Consolidated Gas Company’s (“MichCon”) 2003 Form 10-K (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy, Detroit Edison and MichCon that discuss important factors that could cause DTE Energy’s, Detroit Edison’s and MichCon’s actual results to differ materially. DTE Energy, Detroit Edison and MichCon expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: December 1, 2004
DTE ENERGY COMPANY (Registrant)
/s/ Susan M. Beale Susan M. Beale Vice President and Corporate Secretary

THE DETROIT EDISON COMPANY (Registrant)
/s/ Susan M. Beale Susan M. Beale Vice President and Corporate Secretary

MICHIGAN CONSOLIDATED GAS COMPANY (Registrant)
/s/ Susan M. Beale /s/ Susan M. Beale Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	News Release of DTE Energy Company dated December 1, 2004